Acquisition	3 Months Ended
Mar. 31, 2021
Acquisition
Acquisition

17.  Acquisition

On March 1, 2021, we acquired 100% of the equity of TLA for cash consideration of $24.7 million. TLA is a leading omnichannel online and brick-and-mortar sexual wellness chain, with 41 stores in five states. The primary drivers for the acquisition were to leverage TLA’s brick-and-mortar presence, e-commerce capabilities, attractive brand positioning and customer database.

The following table sets forth the preliminary allocation of the purchase price for TLA to the fair value of the identifiable tangible and intangible assets acquired and liabilities assumed from TLA (in thousands):

Tangible net assets and liabilities:
Cash	$1,823
Accounts receivable	159
Inventory	5,364
Prepaid expenses and other current assets	330
Property and equipment	2,214
Other noncurrent assets	245
Accounts payable	(1,590)
Accrued salaries, wages, and employee benefits	(517)
Other current liabilities	(3,960)
Deferred revenue	(1,276)
Deferred tax liability	(108)
Unfavorable leasehold interest	(770)
Total net assets	1,914
Intangible assets:
Trade name	4,100
Total intangible assets	4,100
Net assets acquired	6,014
Purchase consideration	24,745
Goodwill	$18,731

The estimated fair value of the assets and liabilities acquired was determined by our management, which considered, among other factors, a valuation report prepared by an independent third-party valuation firm. Trade name consists of the TLA trade name/domain and its fair value was estimated using a relief-from-royalty method. Unfavorable leasehold interest is due to the fair values of acquired lease contracts having contractual rents higher than fair market rents. This liability will be wound down as an offset to rent expense over a 4‑year period, which is the average remaining contractual life of the acquired leases.

The total acquisition consideration was greater than the fair value of the net assets acquired resulting in the recognition of goodwill of $18.7 million. The factors that make up the goodwill amount primarily pertain to the value of the expected synergies resulting in strengthening and expansion of our e-commerce and brick-and-mortar market positions.

Pro Forma Financial Information (Unaudited)

The following table summarizes certain of our supplemental pro forma financial information for the three months ended March 31, 2021 and 2020, as if the acquisition of TLA had occurred as of January 1, 2020. The unaudited pro forma financial information for the three months ended March 31, 2021 and 2020 reflects (i) the reduction in amortization expense based on fair value adjustments to the intangible assets acquired from TLA; (ii) the reduction in rent expense due to the amortization of unfavorable leasehold interest acquired from TLA; and (iii) the reversal of interest expense on TLA’s debt that was settled on the acquisition date. Transaction costs incurred by us and TLA were $0.9 million and $0.7 million, respectively, for the three months ended March 31, 2021.The unaudited pro forma financial information is for comparative purposes only and is not necessarily indicative of what would have occurred had the acquisition been made at that date or of results which may occur in the future (in thousands).

	Three Months Ended March 31, 2021		Three Months Ended March 31, 2020
	As Reported	Pro Forma	As Reported	Pro Forma
Net revenues	$42,680	$51,529	$31,774	$41,641
Net loss	$(4,997)	$(3,660)	$(2,409)	$(1,638)